SUPPLEMENT DATED JANUARY 3, 2006 TO THE PROSPECTUS DATED MAY 2, 2005

                                                        UNIVERSAL SELECT ANNUITY

The following information supplements, and to the extent inconsistent therewith, replaces the information in the prospectus. Please retain this supplement and keep it with the prospectus for future reference.

Under the section entitled "Asset Allocation Services", under the sub-section "CHART Program", the second paragraph is deleted and replaced with the following:

         Metropolitan Life Insurance Company, a broker-dealer and affiliate of CFS, may receive compensation payable by the Company for selling the Contract to your plan and for additional contributions made by plan participants. Effective January 3, 2006, CFS entered into a Solicitation Agreement with MetLife Securities, Inc., a broker-dealer and investment adviser affiliate of the Company and Metropolitan Life Insurance Company, whereby MetLife Securities, Inc. is compensated by CFS for referring participants who enter into investment advisory agreements with CFS to participate in CHART. CFS, Metropolitan Life Insurance Company and MetLife Securities, Inc. are all affiliates of MetLife, Inc.

Under the section entitled "Other Information" under the sub-section "Distribution of the Variable Annuity Contracts," the sixth paragraph of the paragraph entitled "Compensation" is replaced with the following:

         These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and TDLLC have entered into a preferred distribution arrangement with Metropolitan Life Insurance Company, the only broker-dealer firm that is authorized by the Company and TDLLC to offer the Contracts.

Under the section entitled "Other Information" under sub-section "Distribution of the Variable Annuity Contracts," the paragraph entitled "CitiStreet Equities LLC/CitiStreet Associates LLC" is replaced with the following:

         METROPOLITAN LIFE INSURANCE COMPANY/CITISTREET ASSOCIATES LLC. The Company and TDLLC have entered into a selling agreement with Metropolitan Life Insurance Company. Metropolitan Life Insurance Company and CitiStreet Associates LLC are affiliates of the Company and MetLife, Inc. Effective January 3, 2006, CitiStreet Associates LLC representatives who had been appointed by CitiStreet Equities LLC to offer the Contract to customers commenced offering the Contract to customers as registered representatives of Metropolitan Life Insurance Company. The Company has also entered into an arrangement with CitiStreet Associates LLC whereby the Company pays CitiStreet Associates LLC fees in connection with CitiStreet Associates' provision of certain administrative, recordkeeping, marketing and support services in relation to annuity contracts sold by CitiStreet Equities LLC in connection with Section 401(a), 401(k), 403(b), 457(b) and 408(b) plans. Any compensation payable to CitiStreet Associates LLC, CitiStreet Equities LLC or Metropolitan Life Insurance Company will be made by TDLLC or the Company out of its own assets and will not result in any additional


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     direct charge to you. Metropolitan Life Insurance Company, CitiStreet
     Equities LLC and CitiStreet Associates LLC are affiliates of the Company and MetLife, Inc.

     The Contract is sold through licensed representatives of Metropolitan Life Insurance Company, which is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Contract also may be sold through the mail or over the Internet.

     The licensed sales representatives who sell the annuities may be compensated for these sales by payments from Metropolitan Life Insurance Company. There is no front-end sales load deducted from purchase payments to pay sales commissions. Sales representatives in the MetLife Resources division must meet a minimum level of sales production in order to maintain employment with Metropolitan Life Insurance Company. Metropolitan Life Insurance Company sales representatives who are not in the MetLife Resources division ("non-MetLife Resources Metropolitan Life Insurance Company sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with Metropolitan Life Insurance Company.

     Metropolitan Life Insurance Company makes cash payments to its licensed sales representatives for the products they sell and service based upon a `gross dealer concession' model. With respect to the Contract, the gross dealer concession ranges from 0.50% to 5% of each purchase payment each year the Contract is in force and, starting in the second Contract Year, ranges from 0.20% to 0.35% of the Contract Value each year the Contract is in force for servicing the Contract. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources Metropolitan Life Insurance Company sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by Metropolitan Life Insurance Company or its affiliates. Because one of the factors determining the percentage of the gross dealer concession that applies to non-MetLife Resources Metropolitan Life Insurance Company sales representatives' compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources Metropolitan Life Insurance Company sales managers' compensation is based upon the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

     Non-MetLife Resources Metropolitan Life Insurance Company sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources Metropolitan Life Insurance Company sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources Metropolitan Life Insurance Company sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

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     Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

     Metropolitan Life Insurance Company also pays the business unit responsible for the operation of the Metropolitan Life Insurance Company distribution system.

     Metropolitan Life Insurance Company also offers its sales representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services, and other support services.

     From time to time, CitiStreet Associates LLC pays organizations, associations and nonprofit organizations compensation to endorse or sponsor the Company's variable annuity contracts or for access to the organization's members. This compensation may include: the payment of fees, funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. We also retain finders and consultants to introduce CitiStreet Associates LLC to potential clients and for establishing and maintaining relationships between CitiStreet Associates LLC and various organizations.





L-24568                                                            January, 2006




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